UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Warner Music Group Corp.

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
WARNER MUSIC GROUP CORP.	Meeting Type: Annual
For holders as of: December 28, 2009
Date: February 23, 2010 Time: 10:00 AM EST
Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/WMG.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/WMG and be sure to have the 12-Digit Control Number to enter the meeting.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
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— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/WMG. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

		Voting Items
The Board of Directors recommends
that you vote FOR the following:

1.	Election of Directors

	NOMINEES:

	01)	Edgar Bronfman, Jr.	07)	Scott L. Jaeckel
	02)	Shelby W. Bonnie	08)	Seth W. Lawry
	03)	Richard Bressler	09)	Thomas H. Lee
	04)	John P. Connaughton	10)	Ian Loring
	05)	Phyllis E. Grann	11)	Mark E. Nunnelly
	06)	Michele J. Hooper	12)	Scott M. Sperling

The Board of Directors recommends you vote FOR the following proposal:

2.	To ratify the appointment of Ernst & Young LLP as independent registered public accountants of the Company for its fiscal year ending September 30, 2010.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions